Exhibit 10.17

SECOND AMENDED AT WILL EMPLOYMENT, CONFIDENTIAL

INFORMATION, INVENTION ASSIGNMENT, NONCOMPETITION AND

ARBITRATION AGREEMENT

THIS SECOND AMENDED AT WILL EMPLOYMENT, CONFIDENTIAL INFORMATION, INVENTION ASSIGNMENT, NONCOMPETITION AND ARBITRATION AGREEMENT (the “Second Amended Agreement”) is made as of this 31st day of January 2006, between RASER TECHNOLOGIES, INC. (“Company”) and William Dwyer (“Employee”).

RECITALS

WHEREAS, Company and Employee entered into a certain At Will Employment, Confidential Information, Invention Assignment, Noncompetition and Arbitration Agreement (the “Agreement”) on July 8, 2004, and entered into the First Amended Agreement (Agreement and First Amended Agreement hereafter referred to as “Agreement”) on July 9, 2005, the parties now desire to mutually amend the Agreement in this Second Amended Agreement as set forth below;

NOW, THEREFORE, in view of the foregoing recitals which are incorporated as a part of this Second Amended Agreement, and in consideration of the terms and conditions of this Second Amended Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

7.	Paragraph 2 of the Agreement is amended as follows:

Paragraph 2 of the Agreement is amended to delay vesting of 75,000 shares that would issue on February 1, 2006, and 100,000 shares that would issue on August 1, 2006, as follows: 175,000 registered shares that would issue under the Agreement, to the earlier of the attached vesting schedule or immediately prior to the closing of a Secondary Public Offering. A Secondary Public Offering is defined as a public offering to sell common shares of Company that would close on or before August 1, 2006 (“Secondary Public Offering”).

8.	If the Company conducts a Secondary Public Offering, Employee will be offered a right to sell up to 100,000 common shares in the Secondary Public Offering. If the Secondary Public Offering is not closed prior to August 1, 2006, Employee shall continue to vest the shares per columns 1 and 2 of the attached Schedule A, and Employee shall no longer be entitled to participate in the Secondary Public Offering. Company and Employee may, however, mutually agree to include any or all shares held by Employee in any public offering conducted after August 1, 2006.

9.	The 100,000 shares that vest on August 1, 2007 under the Agreement shall vest according to Schedule A, column 3.

10.	An additional grant of 5,000 shares to Employee will vest according to Schedule A, column 4.

11.

If Employee resigns or is terminated for any reason except gross negligence or criminal conduct prior to the vesting of any shares pursuant to Schedule A, the remaining shares will continue to vest as set forth in Schedule A until all shares have vested. If Employee resigns or is terminated for gross negligence or criminal conduct prior to the first business day of August, 2007,

Employee shall be entitled to receive the unvested shares in columns 1 and 2 per those schedules, and to receive a prorated number of shares equal to 8,333 per month for every full month Employee has been employed by the Company from August 1, 2006 to July 31, 2007 per the schedule in column 3.

12.	The Company recognizes that the employee will enter into a 10b5-1 trading plan to sell a portion of the shares vesting on each date included in Schedule A in order to manage the employee’s tax liability arising from the vesting schedule.

13.	The Company makes no representations to Employee regarding any tax implications of this Second Amended Agreement. The Company also does not represent that the share price on any given date shall be the same price of the shares when Employee may have otherwise been entitled to receive shares.

14.	All other provisions of the Agreement shall remain in full force and effect. To the extent any provisions of the Agreement conflict with the provisions of this Second Amended Agreement, this Second Amended Agreement shall govern.

IN WITNESS WHEREOF, Company and Employee have executed this Second Amended Agreement effective as of the date first set forth above.

COMPANY:		EMPLOYEE:

RASER TECHNOLOGIES, INC.

By:	/s/ Brent M. Cook	By:	/s/ William Dwyer
Its:	Chief Executive Officer		William Dwyer

Schedule A

	1	2	3	4
Vesting Dates	New Vesting Schedule for 75,000 Deferred Shares	New Vesting Schedule for 100,000 Deferred Shares	Revised August 1, 2007 Vesting Schedule	Additional Share Vesting Schedule
Tuesday, August 01, 2006	2,500
Wednesday, August 02, 2006		3,200
Friday, August 04, 2006	2,500
Monday, August 07, 2006		3,200
Wednesday, August 09, 2006	2,500
Thursday, August 10, 2006		3,200
Monday, August 14, 2006	2,500
Tuesday, August 15, 2006		3,200
Thursday, August 17, 2006	2,500
Friday, August 18, 2006		3,200
Tuesday, August 22, 2006	2,500
Wednesday, August 23, 2006		3,200
Friday, August 25, 2006	2,500
Monday, August 28, 2006		3,200
Wednesday, August 30, 2006	2,500
Thursday, August 31, 2006		3,200
Tuesday, September 05, 2006		3,200
Wednesday, September 06, 2006	2,500
Thursday, September 07, 2006	2,500
Friday, September 08, 2006		3,200
Tuesday, September 12, 2006	2,500
Wednesday, September 13, 2006		3,200
Friday, September 15, 2006	2,500
Monday, September 18, 2006		3,200
Wednesday, September 20, 2006	2,500
Thursday, September 21, 2006		3,200
Monday, September 25, 2006	2,500
Tuesday, September 26, 2006		3,200
Thursday, September 28, 2006	2,500
Friday, September 29, 2006		3,200
Tuesday, October 03, 2006	2,500
Wednesday, October 04, 2006		3,200
Friday, October 06, 2006	2,500
Wednesday, October 11, 2006	2,500
Thursday, October 12, 2006		3,200
Monday, October 16, 2006	2,500
Tuesday, October 17, 2006		3,200
Thursday, October 19, 2006	2,500

Schedule A

	1	2	3	4
Vesting Dates	New Vesting Schedule for 75,000 Deferred Shares	New Vesting Schedule for 100,000 Deferred Shares	Revised August 1, 2007 Vesting Schedule	Additional Share Vesting Schedule
Friday, October 20, 2006		3,200
Tuesday, October 24, 2006	2,500
Wednesday, October 25, 2006		3,200
Friday, October 27, 2006	2,500
Monday, October 30, 2006		3,200
Wednesday, November 01, 2006	2,500
Thursday, November 02, 2006		3,200
Monday, November 06, 2006	2,500
Tuesday, November 07, 2006		3,200
Thursday, November 09, 2006	2,500
Tuesday, November 14, 2006	2,500
Wednesday, November 15, 2006		3,200
Friday, November 17, 2006	2,500
Monday, November 20, 2006		3,200
Wednesday, November 22, 2006	2,500
Monday, November 27, 2006	2,500
Tuesday, November 28, 2006		3,200
Thursday, November 30, 2006	2,500
Friday, December 01, 2006		3,200
Wednesday, December 06, 2006		4,000
Friday, December 08, 2006				2,500
Monday, December 11, 2006		3,200
Wednesday, December 13, 2006				2,500
Thursday, December 14, 2006		3,200
Tuesday, December 19, 2006		3,200
Wednesday, January 03, 2007			2,500
Tuesday, January 09, 2007			2,500
Wednesday, January 17, 2007			2,500
Friday, January 19, 2007			2,500
Thursday, January 25, 2007			2,500
Wednesday, January 31, 2007			2,500
Tuesday, February 06, 2007			2,500
Monday, February 12, 2007			2,500
Friday, February 16, 2007			2,500
Thursday, February 22, 2007			2,500
Wednesday, February 28, 2007			2,500
Tuesday, March 06, 2007			2,500
Monday, March 12, 2007			2,500
Friday, March 16, 2007			2,500
Thursday, March 22, 2007			2,500

Schedule A

	1	2	3	4
Vesting Dates	New Vesting Schedule for 75,000 Deferred Shares	New Vesting Schedule for 100,000 Deferred Shares	Revised August 1, 2007 Vesting Schedule	Additional Share Vesting Schedule
Wednesday, March 28, 2007			2,500
Tuesday, April 03, 2007			2,500
Monday, April 09, 2007			2,500
Friday, April 13, 2007			2,500
Thursday, April 19, 2007			2,500
Wednesday, April 25, 2007			2,500
Tuesday, May 01, 2007			2,500
Monday, May 07, 2007			2,500
Friday, May 11, 2007			2,500
Thursday, May 17, 2007			2,500
Wednesday, May 23, 2007			2,500
Tuesday, May 29, 2007			2,500
Monday, June 04, 2007			2,500
Friday, June 08, 2007			2,500
Thursday, June 14, 2007			2,500
Wednesday, June 20, 2007			2,500
Tuesday, June 26, 2007			2,500
Monday, July 02, 2007			2,500
Friday, July 06, 2007			2,500
Thursday, July 12, 2007			2,500
Wednesday, July 18, 2007			2,500
Tuesday, July 24, 2007			2,500
Monday, July 30, 2007			2,500
Friday, August 03, 2007			2,500
Thursday, August 09, 2007			2,500

Column Totals	75,000	100,000	100,000	5,000